GOODWILL	6 Months Ended
Jun. 30, 2022
Disclosure of reconciliation of changes in goodwill [abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	June 30, 2022	December 31, 2021
Balance at beginning of the period	$489	$528
Foreign currency translation and other	27	(39)
Ending Balance	$516	$489
Goodwill mainly arose from the recognition of a deferred tax liability due to purchase price accounting upon the acquisition of our Brazilian regulated gas transmission business. The operating performance at our Brazilian regulated gas transmission business benefits from stable, long-term, contracted cash flows and has been largely unimpacted by recent changes in the macroeconomic environment. As such, no impairment indicators were noted during the six-month period ended June 30, 2022.